UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: May 7, 2020
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 8.01.  Other Events.

Order Instituting Investigation into the 2017 Northern California Wildfires and the 2018 Camp Fire

As previously disclosed, on June 27, 2019, the California Public Utilities Commission (the “CPUC”) issued an Order Instituting Investigation into the 2017 Northern California Wildfires, which was later updated to include the 2018 Camp fire (the “Wildfires OII”), to determine whether Pacific Gas and Electric Company (the “Utility”) violated any provision(s) of the California Public Utilities Code, Commission General Orders or decisions, or other applicable rules or requirements pertaining to the maintenance and operation of its electric facilities that were involved in igniting fires in its service territory in 2017 and 2018.

On May 7, 2020, the CPUC approved the previously disclosed settlement agreement, dated December 17, 2019, with modifications that the Utility and the other settling parties have stated are acceptable.  As a result, the proceeding is resolved on the following terms:

●	the Utility may not seek rate recovery of wildfire-related expenses and capital expenditures in future applications in the amount of $1.823 billion;
●	the Utility must incur costs of $114 million in shareholder-funded system enhancement initiatives;
●	the CPUC has imposed a $200 million fine, but payment of such fine is permanently suspended; and
●	the Utility must return for the benefit of ratepayers any tax savings generated by shareholder payments for any of the above disallowed operating expenditures.

The CPUC’s decision is consistent with the modifications proposed in the previously disclosed assigned commissioner’s Decision Different, issued on April 20, 2020. Parties to the Wildfires OII have a right to request a rehearing within 30 days of the date of issuance of the decision.  The settlement, as modified and approved by this decision, will become effective upon approval of the settlement by the U.S. Bankruptcy Court for the Northern District of California and the effectiveness of a chapter 11 plan of reorganization that incorporates the settlement agreement.

Application for a Waiver of the Capital Structure Condition

The CPUC’s capital structure decisions require the Utility to maintain a 52% equity ratio on average over the period that the authorized capital structure is in place, and to file an application for a waiver to the capital structure condition if an adverse financial event reduces its equity ratio by 1% or more. The CPUC’s decisions state that the Utility shall not be considered in violation of these conditions during the period the waiver application is pending resolution.

As previously disclosed, due to the net charges recorded in connection with the 2018 Camp fire and the 2017 Northern California wildfires as of December 31, 2018, the Utility submitted to the CPUC a series of applications for a waiver of the capital structure condition, beginning on February 28, 2019.

Also as previously disclosed, the assigned administrative law judge (the “ALJ”) issued a proposed decision (the “Proposed Decision”) on April 1, 2020 granting the Utility’s request for a waiver, until the CPUC determines the Utility’s capital structure in its Order Instituting Investigation to Consider PG&E Corporation’s and the Utility’s Plan of Reorganization (the “Plan of Reorganization OII”).

On May 7, 2020, the Proposed Decision was approved by the CPUC. Also as previously disclosed, on April 20, 2020, the assigned ALJ issued a proposed decision in the Plan of Reorganization OII that, if adopted, would provide a 5-year capital structure waiver.  A final decision in the Plan of Reorganization OII is expected in May 2020.

Public Dissemination of Certain Information

PG&E Corporation and the Utility routinely provide links to the Utility’s principal regulatory proceedings before the CPUC and the Federal Energy Regulatory Commission (FERC) at http://investor.pgecorp.com, under the “Regulatory Filings” tab, so that such filings are available to investors upon filing with the relevant agency.  PG&E Corporation and the Utility also routinely post or provide direct links to presentations, documents, and other information that may be of interest to investors at http://investor.pgecorp.com, under the “PG&E Progress,” “Chapter 11,” “Wildfire Updates” and “News & Events: Events & Presentations” tabs, respectively, in order to publicly disseminate such information. It is possible that any of these filings or information included therein could be deemed to be material information. The information contained on such website is not part of this or any other report that PG&E Corporation or the Utility files with, or furnishes to, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: May 11, 2020	By:	/s/ JANET C. LODUCA
		Name:	Janet C. Loduca
		Title:	Senior Vice President and General Counsel

PACIFIC GAS AND ELECTRIC COMPANY

Date: May 11, 2020	By:	/s/ BRIAN M. WONG
		Name:	Brian M. Wong
		Title:	Vice President, Deputy General Counsel and Corporate Secretary